Exhibit 10.1

SUBSCRIPTION AGREEMENT

Applied DNA Sciences, Inc.
25 Health Sciences Drive, Suite 113
Stony Brook,  New York 11790

Gentlemen and Ladies:

The undersigned (the “Subscriber”) hereby subscribes for ________ unit(s) (the “Units”), at a price of $100,000 per Unit, each consisting of (i) a $100,000 principal amount 10% secured convertible promissory note (each a “Note,” or collectively, the “Notes”) of Applied DNA Sciences, Inc., a Nevada corporation (the “Company”), and (ii) a warrant (each a “Warrant,” or collectively, the “Warrants”) to purchase 200,000 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), exercisable for a period of four years commencing on the first anniversary of the date of the closing of the first purchase and sale of such Units (the “Closing Date”) at a price of $0.50 per share.  These Units are part of an offering of up to twenty (20) such Units by the Company to one or more subscribers (the “Offering”).  Each Warrant may be redeemed at the option of the Company at a redemption price of $0.01 upon the earlier of (i) the date three years from issuance and (ii) the date the Company’s stock has traded on The Over the Counter Bulletin Board or a national securities exchange at or above $1.00 per share for 20 consecutive trading days.  The Notes and accrued but unpaid interest thereon automatically convert into shares of Common Stock on the first anniversary of the Closing Date at a price equal to 70% of the average volume weighted average price of the Common Stock for the ten trading days prior to the Closing Date (the “Automatic Conversion Price”).  The Notes are convertible at the option of the holder into shares of Common Stock at a price equal to the greater of (i) 50% of the average price of the Common Stock for the ten trading days prior to the date of the notice of conversion and (ii) the Automatic Conversion Price, at any time prior to the first anniversary of the Closing Date.  In addition, at any time prior to conversion, the Company will have the right to prepay the Notes and accrued but unpaid interest thereon upon 3 days notice, such notice to allow the holders of the Notes to convert the Notes into shares of Common Stock prior to such repayment.

Until the principal and interest owed under the Notes are paid in full, or converted into the Common Stock, the Notes will be secured by a security interest in all of the assets of the Company.  This security interest will be pari passu with the security interest granted to the holders of $150,000 of $50,000 principal amount secured convertible promissory notes of the Company bearing interest at 10% per annum issued on June 27, 2007 (the “June Notes”), with the security interest granted to James A. Hayward, a director, the Chairman of the Board of Directors, our President and Chief Executive Officer, for an aggregate principal amount of $550,000 in secured convertible promissory notes of the Company bearing interest at 10% per annum issued on April 23, 2007, June 30, 2007 and July 30, 2007 (the “Hayward Notes”), and with the security interest granted to the holder of a $100,000 principal amount secured convertible promissory note of the Company bearing interest at 10% per annum issued on August 8, 2007 (the “August Note”).  The Company may issue up to $19,200,000 of debt in addition to the amounts sold in the Offering that may be secured by a security interest in all of the Company’s assets, which would be pari passu to the security interest granted to the holders of the Notes, the June Notes, the Hayward Notes and the August Note.

The Notes bear interest at the rate of 10% per annum.  All principal and all accrued and unpaid interest under the Notes shall be payable in full on the date 12-months subsequent to the Closing Date, referred to hereinafter as the “Maturity Date.”

1.  Subscription. Subject to the terms and conditions hereof, the Subscriber agrees to pay $__________________ by check or wire transfer of immediately available funds as consideration for the Subscriber’s Note(s) and the Warrant(s).  The Subscriber tenders herewith a check made payable at the direction of the Company or wire transfer, in the amount of $__________________.  The Subscriber acknowledges and agrees that this subscription is irrevocable by the Subscriber but is subject to acceptance by the Company.

2.  Security.  Until the principal and interest owed under the Notes are paid in full, or converted into Common Stock, the Notes will be secured by a security interest in all of the assets of the Company.  This security interest will be pari passu with the security interest granted to the holders of the March Notes, the June Notes, the Hayward Notes and the August Note.  The Company may issue up to $17,700,000 of debt in addition to the amounts sold in the Offering that may be secured by a security interest in all of the Company’s assets, which would be pari passu to the security interest granted to the holders of the Notes,, the June Notes, the Hayward Notes and the August Note.

3.  Closing.  The Subscriber understands and agrees that the Company intends to make an initial closing of this offering of Units in the Company on or before October 31, 2007, but that the same may be extended for three additional periods, each such period not to exceed thirty (30) days, at the sole decision of the Company, without notice to any Subscriber. If the Company does not accept the Subscriber prior to Closing Date, this Subscription Agreement and Confidential Offering Questionnaire, together with the Subscriber’s funds and any other documents delivered to the Company, shall be promptly returned to the Subscriber.

4.  Subscription Compliance.  The Subscriber agrees that this subscription is subject to the following terms and conditions:

The Company shall have the right, in its sole discretion, to: (i) accept or reject this subscription; (ii) determine whether this Subscription Agreement has been properly completed by the Subscriber and (iii) determine whether the Subscriber has met all of the Company’s requirements for investment in a Unit.  If the Company deems this subscription to be defective, deficient or otherwise non-compliant with the terms of this offering, the Subscriber’s funds will be returned promptly to the Subscriber without interest or deduction.

5.           Receipt of Information.

a.
The Subscriber and Subscriber’s purchaser representative, if any, have received a copy of the Confidential Private Placement Term Sheet dated September 8, 2007.  The Subscriber, either alone or together with Subscriber’s purchaser representative, if any, have such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Company.

b.
The Subscriber and Subscriber’s representative, if any, have had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Units by the Company and to obtain any additional information Subscriber has requested which is necessary to verify the accuracy of the information furnished to the Subscriber concerning the Company and such offering.

6.           Representations of Subscriber. In connection with the purchase of the Units, the Subscriber hereby represents and warrants to the Company as follows:

a.	The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Act.

b.
The Unit(s) is being purchased for the Subscriber’s own account without the participation of any other person, with the intent of holding the Unit(s) for investment and without the intent of participating, directly or indirectly, in a distribution of the Unit(s) and not with a view to, or for a resale in connection with, any distribution of the Unit(s) or any portion thereof, nor is the undersigned aware of the existence of any distribution of the Company’s securities.  Furthermore, the undersigned has no present intention of dividing such Unit(s) with others or reselling or otherwise disposing of any portion of such Unit(s), either currently or after the passage of a fixed or determinable period of time, or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

c.
The Subscriber has no need for liquidity with respect to his purchase of a Unit(s) and is able to bear the economic risk of an investment in the Unit(s) for an indefinite period of time and is further able to afford a complete loss of such investment.

d.	The Subscriber represents that his financial commitment to all investments (including his investment in the Company) is reasonable relative to his net worth and liquid net worth.

e.
The Subscriber recognizes that the Unit(s) will be: (i) sold to the Subscriber without registration under any United States federal or other law relating to the registration of securities for sale and (ii) issued and sold in reliance on the exemption from registration under the Nevada Securities Act, as amended (the “Nevada Act”).

f.
The Subscriber is aware that any resale of the Unit(s) cannot be made except in accordance with the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom.

g.
The Subscriber represents and warrants that all offers and sales of the Unit(s) shall be made pursuant to an exemption from registration under the Act or pursuant to registration under the Act, and the Subscriber will not engage in any hedging or short selling transactions with regard to the Unit(s) or the underlying common stock.

h.
The Subscriber is not acquiring the Unit(s) based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Unit(s) but rather upon an independent examination and judgment as to the prospects of the Company.

i.
The Subscriber understands that the Company is an early stage Company, has little or no operating funds and has a minimal operating history. The Subscriber appreciates and understands the risks involved with investing in a Company with a limited operating history and has read and understands the risk factors set forth in the Confidential Private Placement Term Sheet dated September 8, 2007 and in the Company’s Annual Report on Form 10-KSB, filed on January 16, 2007, and in its subsequent quarterly reports on Form 10-QSB.  Copies of such material are attached to the Confidential Private Placement Term Sheet and can be obtained by visiting the Securities and Exchange Commission’s website at http://www.sec.gov.

j.
The Subscriber represents, warrants and agrees that it will not sell or otherwise transfer the Notes and Warrants included in the Units or the Common Stock issuable upon conversion of the Notes and exercise of the Warrants without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Notes and Warrants included in the Units and the Common Stock issuable upon conversion of the Notes and exercise of the Warrants have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Subscriber is aware that the Notes and Warrants included in the Units and the Common Stock issuable upon conversion of the Notes and exercise of the Warrants are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.

k.
The Company, by and through itself and/or legal counsel, has made no representations or warranties as to the suitability of the Subscriber’s investment in the Company, the length of time the undersigned will be required to own the Unit(s), or the profit to be realized, if any, as a result of investment in the Company.  Neither the Company nor its counsel has made an independent investigation on behalf of the Subscriber, nor has the Company, by and through itself and counsel, acted in any advisory capacity to the Subscriber.

l.
The Company, by and through itself and/or legal counsel, has made no representations or warranties that the past performance or experience on the part of the Company, or any partner or affiliate, their partners, salesmen, associates, agents, or employees or of any other person, will in any way indicate the predicted results of the ownership of the Unit(s).

m.
The Company has made available for inspection by the undersigned, and his purchaser representative, if any, the books and records of the Company. Upon reasonable notice, such books and records will continue to be made available for inspection by investors upon reasonable notice during normal business hours at the principal place of business of the Company.

n.	The Unit(s) was not offered to the Subscriber by means of publicly disseminated advertisement or sales literature, nor is the Subscriber aware of any offers made to other persons by such means.

o.
All information which the Subscriber has provided to the Company concerning the Subscriber is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material adverse change in such information prior to receiving notification that this subscription has been accepted, the undersigned will immediately provide the Company with such information.

7.           Agreements of Subscriber.  The Subscriber agrees as follows:

c.
The sale of the Unit(s) by the Company has not been recommended by any United States federal or other securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement or the Confidential Private Placement Term Sheet dated September 8, 2007.

d.
The Unit(s) and the underlying common stock will not be offered for sale, sold, or transferred other than pursuant to: (i) an effective registration under the Nevada Act or in a transaction which is otherwise in compliance with the Nevada Act; (ii) an effective registration under the Act or in a transaction otherwise in compliance with the Act; and (iii) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

e.
The Company is under no obligation to register the Unit(s) or to comply with any exemption available for sale of the Unit(s) without registration, and the information necessary to permit routine sales of securities of the Company under Rule 144 of the Act may not be available when you desire to resell them pursuant to Rule 144 of the Act. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Unit(s).

f.	There is no established market for the Units and it is not anticipated that any public market for the Units will develop in the future.

g.
The Company may, if it so desires, refuse to permit the transfer of the Unit(s) unless the request for transfer is accompanied by an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of the Act or the applicable securities laws of any other jurisdiction.

h.
A legend indicating that the Unit(s) and the underlying common stock have not been registered under such securities laws and referring to the restrictions and transferability of Unit(s) and the underlying common stock may be placed on the certificates or instruments delivered to the Subscriber or any substitutes thereof and any transfer agent of the Company may be instructed to require compliance therewith.

8.           Indemnification of the Company. The undersigned understands the meaning and legal consequences of the representations and warranties contained herein, and hereby agrees to indemnify and hold harmless, the Company, its respective agents, officers, managers and affiliates from and against any and all damages, losses, costs and expenses (including reasonable attorneys’ fees) which they or any of them may incur by reason of the failure of the Subscriber to fulfill any of the terms of this Subscription Agreement, or by reason of any breach of the representations and warranties made by the Subscriber herein, or in any document provided by the Subscriber to the Company.

9.           Representative Capacity. If an investment in the Company is being made by a corporation, trust or estate, the undersigned individual signing on behalf of the Subscriber, represents that he has all right and authority, in his capacity as an officer, managing member, trustee, executor or other representative of such corporation, trust or estate, as the case may be, to make such decision to invest in the Company and to execute and deliver this Subscription Agreement on behalf of such corporation, trust or estate as the case may be, enforceable in accordance with its terms. The undersigned individual also represent that any such corporation, trust or estate was not formed for the purpose of buying the Unit(s) hereby subscribed.

10.         Special Power of Attorney.

a.
The Subscriber, by executing this Subscription Agreement, irrevocably makes, constitutes and appoints any executive officer of the Company, and each of them individually, as the undersigned’s true and lawful attorney, for the undersigned and in the undersigned’s name, place and stead, and for the use and benefit of the undersigned, to execute and acknowledge and, to the extent necessary, to file and record:

1.
such certificates, instruments and documents as may be required to be filed by the Company or which the Company deems advisable to file under the laws of the State of Nevada or any other state or jurisdiction in which the Company transacts business; and

2.	all conveyances or other instruments or documents necessary, appropriate or convenient to effect the dissolution and termination of the Company.

b.	Such a power of attorney:

1.	is a special power of attorney coupled with an interest and is irrevocable; and;

2.	shall survive the death or disability of the Subscriber.

c.
The Subscriber hereby agrees to be bound by any representations made by the Company or its substitutes acting pursuant to this Special Power of Attorney, and the undersigned hereby waives any and all defenses which may be available to him to contest, negate or disaffirm its actions or the actions of his substitutes under this Special Power of Attorney. The powers herein granted are granted for the sole and exclusive benefit of the undersigned and not on behalf of any other person, in whole or in part.

11.         Subscription Not Revocable. The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement shall survive the dissolution, death or disability of the undersigned.

12.         Restrictions on Transferability. The undersigned understands and agrees that the Unit(s) shall not be sold, pledged, hypothecated or otherwise transferred unless the Unit(s) is registered under the Act and applicable state securities laws or an exemption from such registration is available.

13.         Governing Law. This Subscription Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with, and the law of such state shall govern the rights of parties.

14.         Numbers and Gender. In this Agreement, the masculine gender includes the feminine gender and the neuter and the singular includes the plural, where appropriate to the context.

THIS SPACE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS

APPLIED DNA SCIENCES , INC.
SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

Subscriber hereby elects to subscribe under the Subscription Agreement for a total of $______________ Units (NOTE: to be completed by subscriber) and executes the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Date of Execution: September __, 2007

                            IF INDIVIDUAL INVESTOR:

                                                                                                                                       ____________________________________________________
                            (Signature)

                                                                                                                                       ____________________________________________________
                                                (Printed Name)

                            IF CORPORATION, TRUST,
                            ESTATE OR REPRESENTATIVE:

                                                                                                                                       ____________________________________________________
                            Name of Investor

                                                                                                                                                                                    By:  ________________________________________________________
                                                                                                                                                                                    Name:
                            Title:

(Investors do not write below this line)

APPROVED THIS ____ DAY OF SEPTEMBER, 2007

APPLIED DNA SCIENCES, INC.

By:  _____________________________
Name:
Title: